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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                  ---------------


                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                                 September 18, 1998
                  Date of report (Date of earliest event reported)


                        PACIFIC REAL ESTATE INVESTMENT TRUST
                 (Exact Name of Registrant as Specified in Charter)



          California               0-8725               94-1572930
(State or Other Jurisdiction    (Commission    (IRS Employer Identification
       of Incorporation)         File Number)            No.)

                           1010 El Camino Real, Suite 210
                            Menlo Park, California 94025
                           (Address of Executive Offices)

                                   (650) 327-7147
                 Registrant's telephone number, including area code

                                        N/A
           (Former Name or Former Address, If Changed Since Last Report)

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     At a Special Meeting of Shareholders in Lieu of the Annual Meeting of Shareholders of Pacific Real Estate Investment Trust, a California real estate investment trust ("PREIT"), held on February 4, 1998, the shareholders of PREIT (the "Shareholders") voted in favor of a resolution approving the dissolution of PREIT, the orderly liquidation of the balance of PREIT's assets, and the distribution of the net proceeds to the Shareholders. Pursuant to such approval by the Shareholders, PREIT entered into the transactions described below.

     PREIT is a general partner of Kingsco, a California general partnership ("Kingsco"). On August 24, 1998, Kingsco assigned to PREIT and the other general partners of Kingsco, as tenants in common, all its right, title and interest, claim and estate in and to that certain Amended and Restated Lease dated February 1, 1982 between Kingsco and Carolyn Sue Jett, Trustee of the Carolyn Sue Jett Revocable Trust, Richard C. Conger and Ester R. Rice, Trustee of the Esther R. Rice Revocable Trust (collectively, the "Landlord") as amended by: (i) that certain First Amendment to the Amended and Restated Lease Dated February 1, 1982 between Landlord and Kingsco dated effective August 30, 1982; and (ii) that certain Second Amendment to Amended and Restated Lease Dated February 1, 1992 between Landlord and Kingsco dated June 1, 1994, and as evidenced by that certain Short Form Lease recorded December 13, 1982 in Book H200, page 244 of the Official Records of Santa Clara County, California and re-recorded February 2, 1983 in Book H317, page 491 of the Official Records of Santa Clara County, California (collectively referred to herein as the "LEASE"). Immediately subsequent to the foregoing transfer, PREIT transferred to Federal Realty Partners, L.P., a Delaware limited partnership, all of its right title and interest in and to the Lease in exchange for the consideration of the purchase price in the amount of Four Million Two Hundred Sixty Thousand Dollars ($4,260,000) (the "Purchase Price"). In determining the Purchase Price, the parties to the above-referenced transfer estimated the income stream from future rents payable on the Lease.

     On May 5, 1998, PREIT transferred to Edward Margherlo certain real property located in San Pablo, California, described as Parcel C, as shown on the Map of MS 776-86, filed February 27, 1987, Book 126 of Parcel Maps, Page 36, Contra Costa County Records, for consideration in the amount of $40,000. The consideration was determined based on residual land value, access to the land and certain other factors.

     On August 14, 1998, PREIT assigned to Neptune Investment Company a Note Receivable, for consideration in the amount of $145,000. The consideration was determined based on negotiations between the parties and certain valuations by Deloitte & Touche in 1991.

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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, PREIT has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 1998

                              PACIFIC REAL ESTATE INVESTMENT TRUST


                              By:  /s/ Robert C. Gould
                                   -------------------------------
                                   Robert C. Gould, Vice President